United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-00179

Central Securities Corporation

(Exact name of registrant as specified in charter)

630 Fifth Avenue, Eighth Floor

New York, N.Y. 10111

(Address of principal executive offices)

Registrant’s telephone number including area code: 212-698-2020

Date of fiscal year end: December 31

Date of reporting period: March 31, 2015

Item 1. Schedule of Investments.

CENTRAL SECURITIES CORPORATION
Statement of Investments
March 31, 2015
(Unaudited)

COMMON STOCKS 85.9%

Shares		Value
	Banking and Finance 13.0%
40,000	American Express Company	$3,124,800
625,000	The Bank of New York Mellon Corporation	25,150,000
290,000	Capital One Financial Corporation	22,857,800
400,000	Citigroup Inc.	20,608,000
50,000	Citizens Financial Group, Inc.	1,206,500
175,000	JPMorgan Chase & Co.	10,601,500
		83,548,600

	Commercial Services 1.1%
588,712	Heritage-Crystal Clean, Inc. (a)	6,887,930

	Consumer Goods 2.7%
150,000	Coach, Inc.	6,214,500
700,000	TRI Pointe Homes, Inc. (a)	10,801,000
		17,015,500

	Diversified Industrial 7.9%
790,000	Brady Corporation Class A	22,349,100
200,000	General Electric Company	4,962,000
45,000	Precision Castparts Corporation	9,450,000
80,000	Roper Industries, Inc.	13,760,000
		50,521,100

	Energy 4.0%
40,000	California Resources Corporation	304,400
260,000	Murphy Oil Corporation	12,116,000
100,000	Occidental Petroleum Corporation	7,300,000
300,000	QEP Resources, Inc.	6,255,000
		25,975,400

	Health Care 4.2%
200,000	Medtronic plc	15,598,000
200,000	Merck & Co. Inc.	11,496,000
		27,094,000

	Insurance 22.2%
21,000	Alleghany Corporation (a)	10,227,000
34,424	The Plymouth Rock Company, Inc. Class A (a)(b)(c)	132,532,400
		142,759,400

	Metals and Mining 1.5%
150,000	Cameco Corporation	2,089,500
400,000	Freeport-McMoRan Inc.	7,580,000
		9,669,500

	Real Estate Investment Trusts 2.4%
580,000	Rayonier Inc.	15,636,800

Shares		Value

	Retailing 0.8%
13,000	Amazon.com, Inc. (a)	$4,837,300

	Semiconductor 11.0%
400,000	Analog Devices, Inc.	25,200,000
1,450,000	Intel Corporation	45,341,500
		70,541,500

	Software and Services 2.6%
50,000	International Business Machines Corporation	8,025,000
200,000	Oracle Corporation	8,630,000
		16,655,000

	Technology Hardware and Equipment 12.5%
657,000	Coherent, Inc. (a)	42,678,720
310,000	Keysight Technologies, Inc. (a)	11,516,500
300,000	Motorola Solutions, Inc.	20,001,000
484,900	RadiSys Corporation (a)	1,042,535
600,000	Sonus Networks, Inc. (a)	4,728,000
		79,966,755

	Total Common Stocks (cost $296,465,425)	551,108,785

PREFERRED STOCKS 0.1%

	Energy 0.1%
354,743	GeoMet, Inc. Series A Convertible Redeemable Preferred Stock (d)(e)	904,595
	Total Preferred Stocks (cost $2,027,220)	904,595

SHORT-TERM INVESTMENTS 11.7%
Principal
	U.S. Treasury Bills 11.7%
$75,000,000	U.S. Treasury Bills 0.014% - 0.022%, due 4/9/15 – 4/30/15 (d)	74,999,377
	Total Short-term Investments (cost $74,999,377)	74,999,377
	Total Investments (cost $373,492,022) (f)(97.7%)	627,012,757
	Cash, receivables and other assets less liabilities (2.3%)	14,600,276
	Net Assets (100%)	$641,613,033

(a) Non-dividend paying.

(b) Affiliate as defined in the Investment Company Act of 1940.

(c) Valued based on Level 3 Inputs – See Note 2.

(d) Valued based on Level 2 Inputs – See Note 2.

(e) Dividends paid in additional shares.

(f) Aggregate cost for Federal tax purposes is substantially the same.

See accompanying notes to statement of investments.

CENTRAL SECURITIES CORPORATION

NOTES TO STATEMENT OF INVESTMENTS

1. Security Valuation – Marketable common and preferred stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

As of March 31, 2015, the tax cost of investments was $373,492,022. Net unrealized appreciation was $253,520,735 consisting of gross unrealized appreciation and gross unrealized depreciation of $283,165,576 and $29,644,841, respectively.

2. Fair Value Measurements – The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•	Level 1 – Quoted prices in active markets for identical investments;
•	Level 2 – Other significant observable inputs obtained from independent sources, for example, quoted prices in inactive markets for identical investments, or other valuation methodologies;
•	Level 3 – Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company, Inc. (“Plymouth Rock”) Class A Common Stock.

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of March 31, 2015 are classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$418,576,385	-	$132,532,400	$551,108,785
Preferred stocks	-	904,595	-	904,595
Short-term investments	-	74,999,377	-	74,999,377
Total investments	$418,576,385	$75,903,972	$132,532,400	$627,012,757

Any security that does not actively trade in public markets will be classified as Level 2 if the Corporation determines that the most recent quoted price is representative of the fair value of the security; otherwise it will be classified as Level 3. The Corporation’s investment in GeoMet, Inc. Series A Preferred Stock was classified as Level 1 at December 31, 2014 when its market was considered active. It was classified as Level 2 on March 31, 2015 as its market is no longer considered active.

The following is a reconciliation of the change in the value of Level 3 investments:

Balance at December 31, 2014	$132,532,400
Net realized gains and change in net unrealized
appreciation of investments included in net
increase in net assets resulting from operations	-
Sales	-
Balance at March 31, 2015	$132,532,400

Unrealized appreciation of Level 3 investments held as of March 31, 2015 was unchanged during the three months ended March 31, 2015.

In valuing the Plymouth Rock Level 3 investment as of March 31, 2015, management used a number of significant unobservable inputs to develop a range of possible values for the investment.  It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 0.6 – 2.2); price-to-earnings (range: 8.7 – 27.9); and price-to-revenue (range: 0.6 – 1.7). Management also used a discounted cash flow model based on a forecasted return on equity ranging from 8%-9% and a weighted average cost of capital of 10%.  An independent valuation of Plymouth Rock’s shares was also considered. The value obtained from weighting the three methods described above (with greater weight given to the comparable company approach) was then discounted by 15% and 35% for the lack of marketability, which represents the range of rates management believes market participants would apply.  The resulting range of values, together with the underlying support, other information about Plymouth Rock’s financial condition and results of operations, corporate governance, the insurance industry outlook, and transactions in Plymouth Rock’s shares were considered by management, which recommended a value for the investment. All of this information was subsequently considered by the Corporation’s directors, who selected the value.

Significant increases (decreases) in the value of the price-to-book value multiple, price-to-earnings multiple, price-to-revenue multiple and return on equity in isolation would result in a higher (lower) range of fair value measurements.  Significant increases (decreases) in the value of the discount for lack of marketability or weighted average cost of capital in isolation would result in a lower (higher) range of fair value measurements.

3. Restricted Securities - The Corporation may from time to time invest in securities the resale of which is restricted. On March 31, 2015, the Corporation’s restricted securities consisted of 34,424 shares of Plymouth Rock Class A stock that were acquired on December 15, 1982 at a cost of $860,600. This security had a value of $132,532,400 at March 31, 2015, which was equal to 20.7% of the Corporation’s net assets. The Corporation does not have the right to demand registration of its Plymouth Rock investment.

Item 2. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers have concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. During the last fiscal quarter, there was no significant change in the Registrant’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTRAL SECURITIES CORPORATION

By: /s/ Wilmot H. Kidd

President

Date: May 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Wilmot H. Kidd

President

Date: May 1, 2015

By: /s/ Lawrence P. Vogel

              Vice President and Treasurer

Date: May 1, 2015